UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 21, 2003



                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________


            DELAWARE                000-25887                    36-3681151
(State or other jurisdiction  (Commission file number)        (I.R.S. employer
       of incorporation)                                     identification no.)

      TEN NORTH DEARBORN
       CHICAGO, ILLINOIS                                           60602
    (Address of principal                                        (Zip Code)
      executive offices)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.
         ------------

         On July 21, 2003, PrivateBancorp, Inc. (the "Company") announced its earnings results for the quarter ended June 30, 2003. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.

ITEM 7(c).  EXHIBITS.
            --------

Exhibit 99.1      Press Release dated July 21, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          ---------------------------------------------

         Certain supplemental information relating to non-GAAP financial measures reported in the attached press release is included on page 7 of
Exhibit 99.1.


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


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      PRIVATEBANCORP, INC.


Date:  July 21, 2003                  By:  /s/ Ralph B. Mandell
                                           Ralph B. Mandell
                                           President and Chief Executive Officer


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


                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

99.1            Press Release dated July 21, 2003


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